UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23366

(Investment Company Act File Number)

RiverNorth Opportunistic Municipal Income Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

325 North LaSalle Street, Suite 645

Chicago, Illinois 60654

(Address of Principal Executive Offices)

Marcus L. Collins, Esq.

RiverNorth Capital Management, LLC

325 North LaSalle Street, Suite 645

Chicago, Illinois 60654

(Name and Address of Agent for Service)

(312) 832-1440

(Registrant’s Telephone Number)

Date of Fiscal Year End: June 30

Date of Reporting Period: June 30, 2019

Item 1.	Reports to Stockholders.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.RiverNorth.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact you financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-888-848-7569 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder repots and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.RiverNorth.com.

RiverNorth Opportunistic Municipal Income Fund, Inc.

Table of Contents

Performance Overview	2
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statement of Changes in Net Assets	10
Statement of Cash Flows	11
Financial Highlights	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	29
Dividend Reinvestment Plan	30
Directors and Officers	32
Additional Information	36

RiverNorth Opportunistic Municipal Income Fund, Inc.

Performance Overview	June 30, 2019 (Unaudited)

WHAT IS THE FUND’S INVESTMENT STRATEGY?

The RiverNorth Opportunistic Municipal Income Fund, Inc. seeks to provide current income exempt from regular U.S. federal income taxes (but which may be included in taxable income for purposes of Federal alternative minimum tax), with a secondary objective of total return.

The Fund’s Managed Assets are allocated among two principal strategies: Tactical Municipal Closed-End Fund (CEF) Strategy managed by RiverNorth Capital Management, LLC (“RiverNorth”), and Municipal Bond Income Strategy managed by MacKay Shields LLC.

RiverNorth determines the portion of the Fund’s assets to allocate to each strategy and may, from time to time, adjust the allocations. The Fund may allocate between 25% to 50% of its Managed Assets to the Tactical Municipal CEF Strategy and 50% to 75% of its Managed Assets to the Municipal Bond Income Strategy.

The Tactical Municipal CEF Strategy typically invests in municipal CEFs and exchange-traded funds (ETFs) seeking to derive value from the discount and premium spreads associated with CEFs. The Municipal Bond Income Strategy primarily invests in municipal debt securities of any credit quality, including securities that are rated below investment grade.

HOW DID THE RIVERNORTH OPPORTUNISTIC MUNICIPAL INCOME FUND PERFORM RELATIVE TO ITS BENCHMARK DURING THE REPORTING PERIOD?

Since the Fund’s inception on October 26, 2018 through June 30, 2019, the Fund returned 17.24% on a net asset value (NAV) basis and 10.04% on a market price basis. The Bloomberg Barclays U.S. Municipal Bond Index returned 7.40% during the same period.

WHAT CONTRIBUTING FACTORS WERE RESPONSIBLE FOR THE RIVERNORTH OPPORTUNISTIC MUNICIPAL INCOME FUND’S RELATIVE PERFORMANCE DURING THE PERIOD?

RiverNorth Tactical Municipal Closed-End Fund Strategy

The RiverNorth sleeve’s performance relative to the Fund’s index benefitted from narrowing discounts among municipal bond closed-end funds over the period. The sleeve held some cash as the initial public offering (IPO) proceeds were invested and this detracted from performance relative to the index.

MacKay Shields Municipal Bond Income Strategy

The MacKay Shields sleeve outperformed the Bloomberg Barclays U.S. Municipal Bond Index since inception. The outperformance can be largely attributed to the combination of overweight exposure to state and local governments, lower investment grade and high yield securities. Specifically, the sleeve’s exposure to both Illinois and Connecticut general obligation credits performed well as positive news in both states caused significant spread narrowing in both credits. Strong technicals from retail investors increased demand for incremental yield, allowing credit spreads in general to perform well. Also contributing to performance was the sleeve’s overweight to longer maturities, as the municipal yield curve flattened during the reporting period.

The sleeve’s underweight in the transportation sector detracted from performance. In addition, the Fund’s underweight positions in education, electric utilities and hospital sectors detracted from performance. The underweight in New Jersey paper also detracted from performance as credit spreads narrowed on New Jersey exempt securities, even though the fundamentals are still negative.

2	(888) 848-7569 | www.rivernorth.com

RiverNorth Opportunistic Municipal Income Fund, Inc.

Performance Overview	June 30, 2019 (Unaudited)

HOW WAS THE RIVERNORTH OPPORTUNISTIC MUNICIPAL INCOME POSITIONED AT THE END OF JUNE 2019?

The Fund allocation was 43% RiverNorth Tactical Municipal Closed-End Fund Strategy and 57% MacKay Shields Municipal Bond Income Strategy.

Past performance is no guarantee of future results.

General obligation bond is a municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

The price at which a closed-end fund trades often varies from its NAV. Some funds have market prices below their net asset values - referred to as a discount. Conversely, some funds have market prices above their net asset values - referred to as a premium.

The Bloomberg Barclays U.S. Municipal Bond Index is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year. The index cannot be invested in directly and does not reflect fees and expenses.

Yield is the income return on an investment. This refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost, its current market value or its face value.

A credit spread is the difference in yield between two bonds of similar maturity but different credit quality. Widening credit spreads indicate growing concern about the ability of corporate (and other private) borrowers to service their debt. Narrowing credit spreads indicate improving private creditworthiness.

Yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The shape of the yield curve is closely scrutinized because it helps to give an idea of future interest rate change and economic activity. There are three main types of yield curve shapes: normal (steep), inverted (negative), and flat. A normal yield curve is one in which longer maturity bonds have a higher yield compared to shorter-term bonds due to the risks associated with time. An inverted yield curve is one in which the shorter-term yields are higher than the longer-term yields. A flat yield curve is one in which the shorter- and longer-term yields are very close to each other. The slope of the yield curve is also seen as important: the greater the slope, the greater the gap between short- and long-term rates.

PERFORMANCE as of June 30, 2019

TOTAL RETURN(1)	3 Month	6 Month	Since Inception(2)
RiverNorth Opportunistic Municipal Income Fund - NAV(3)	4.00%	13.51%	17.24%
RiverNorth Opportunistic Municipal Income Fund - Market Price(4)	3.82%	9.43%	10.04%
Bloomberg Barclays U.S. Municipal Bond Index(5)	2.14%	5.09%	7.40%

(1)	Total returns assume reinvestment of all distributions.
(2)	The Fund commenced operations on October 25, 2018.
(3)	Performance returns are net of management fees and other Fund expenses.
(4)	Market price is the value at which the Fund trades on an exchange. This market price can be more or less than its NAV.
(5)	The Bloomberg Barclays U.S. Municipal Bond Index covers the US Dollar-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds.

Annual Report | June 30, 2019	3

RiverNorth Opportunistic Municipal Income Fund, Inc.

Performance Overview	June 30, 2019 (Unaudited)

The total annual expense ratio as a percentage of net assets attributable to common shares as of June 30, 2019 is 2.09% (excluding interest on short term floating rate obligations). Including interest on short term floating rate obligations, the expense ratio is 3.28%.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling 844.569.4750. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions.

TOP TEN HOLDINGS* as of June 30, 2019

% of Net Assets
State of Connecticut, General Obligation Unlimited Bonds 5.0% 10/15/2033	6.75%
City of New York NY, General Obligation Unlimited Bonds 5.25% 3/1/2035	6.49%
City & County of Honolulu HI, General Obligation Unlimited Bonds 5.0% 9/1/2042	6.49%
Commonwealth of Massachusetts, General Obligation Limited Bonds 5.25% 9/1/2043	6.42%
County of Will IL, General Obligation Unlimited Bonds 5.0% 11/15/2045	6.33%
Spring Branch Independent School District, General Obligation Unlimited Bonds 5.0% 2/1/2043	6.30%
County of Miami-Dade FL, General Obligation Unlimited Bonds 5.0% 7/1/2045	5.97%
State of Illinois, General Obligation Unlimited Bonds 5.0% 11/01/2027	5.94%
Los Angeles Unified School District, General Obligation Unlimited Bonds 5.25% 7/01/2042	4.23%
County of Bexar TX, General Obligation Limited Bonds 5.0% 6/15/2042	4.10%
59.02%

*	Holdings are subject to change and exclude short-term investments.

ASSET ALLOCATION as of June 30, 2019^

^	Holdings are subject to change.

Percentages are based on total investments of the Fund and do not include derivatives.

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RiverNorth Opportunistic Municipal Income Fund, Inc.

Schedule of Investments	June 30, 2019

Shares/Description		Value
CLOSED-END FUNDS (66.79%)
212,612	AllianceBernstein National Municipal Income Fund, Inc.	$2,859,631
96,373	BlackRock California Municipal Income Trust	1,276,942
40,795	BlackRock Muni Intermediate Duration Fund, Inc.	573,170
87,042	BlackRock Muni New York Intermediate Duration Fund, Inc.	1,246,442
94,510	BlackRock Municipal 2030 Target Term Trust	2,195,467
179,991	BlackRock Municipal Income Quality Trust	2,476,676
159,947	BlackRock MuniHoldings California Quality Fund, Inc.	2,183,277
150,977	BlackRock MuniHoldings New York Quality Fund, Inc.	1,986,857
26,725	BlackRock MuniYield Quality Fund II, Inc.	335,666
425,682	BlackRock MuniYield Quality Fund III, Inc.	5,619,002
335,552	BNY Mellon Strategic Municipals, Inc.	2,741,460
95,099	DWS Municipal Income Trust	1,071,766
132,168	Eaton Vance California Municipal Income Trust	1,636,240
470,617	Eaton Vance Municipal Bond Fund	5,849,769
692,518	Invesco Municipal Opportunity Trust	8,517,971
48,704	Invesco Municipal Trust	600,033
124,370	Invesco Quality Municipal Income Trust	1,544,675
73,226	MFS California Municipal Fund	873,586
543,791	Nuveen AMT-Free Quality Municipal Income Fund	7,509,754
409,848	Nuveen California Quality Municipal Income Fund	5,934,599
121,895	Nuveen Connecticut Quality Municipal Income Fund	1,580,978
488,781	Nuveen Dividend Advantage Municipal Income Fund	7,756,955
174,378	Nuveen Georgia Quality Municipal Income Fund	2,157,928
289,179	Nuveen New York AMT-Free Quality Municipal Income Fund	3,785,353
108,500	Nuveen New York Quality Municipal Income Fund	1,503,810
147,083	Nuveen North Carolina Quality Municipal Income Fund	1,960,602
73,758	Nuveen Ohio Quality Municipal Income Fund	1,099,732
555,649	Nuveen Quality Municipal Income Fund	7,779,086
268,982	Pioneer Municipal High Income Trust	3,281,580
683,213	Putnam Municipal Opportunities Trust	8,649,477

TOTAL CLOSED-END FUNDS
(Cost $87,666,934)		96,588,484

Principal Amount/Description		Rate	Maturity	Value
MUNICIPAL BONDS (82.93%)
California (7.84%)
$4,500,000	Coast Community College District, General Obligation Unlimited Bonds(a)	4.50%	08/01/39	$5,215,680
5,000,000	Los Angeles Unified School District, General Obligation Unlimited Bonds(a)	5.25%	07/01/42	6,119,400
				11,335,080

See Notes to Financial Statements.

Annual Report | June 30, 2019	5

RiverNorth Opportunistic Municipal Income Fund, Inc.

Schedule of Investments	June 30, 2019

Principal Amount/Description		Rate	Maturity	Value
Colorado (6.63%)
$4,000,000	City & County of Denver Co. Airport System Revenue, Revenue Bonds(a)	5.25%	12/01/43	$4,837,360
4,420,000	Regional Transportation District, Certificate Participation Bonds(a)	4.50%	06/01/44	4,746,726
				9,584,086
Connecticut (6.75%)
8,300,000	State of Connecticut, General Obligation Unlimited Bonds(a)	5.00%	10/15/33	9,758,476

Florida (5.97%)
7,430,000	County of Miami-Dade FL, General Obligation Unlimited Bonds(a)	5.00%	07/01/45	8,630,762

Hawaii (6.40%)
7,650,000	City & County of Honolulu HI, General Obligation Unlimited Bonds(a)	5.00%	09/01/42	9,254,740

Illinois (12.27%)
8,125,000	County of Will IL, General Obligation Unlimited Bonds(a)	5.00%	11/15/45	9,152,569
7,415,000	State of Illinois, General Obligation Unlimited Bonds(a)	5.00%	11/01/27	8,589,462
				17,742,031
Massachusetts (6.42%)
7,500,000	Commonwealth of Massachusetts, General Obligation Limited Bonds(a)	5.25%	09/01/43	9,281,925

Michigan (6.99%)
4,915,000	Detroit Downtown Development Authority, Tax Allocation Bonds(a)	5.00%	07/01/43	5,418,247
4,000,000	Michigan Finance Authority, Revenue Bonds(a)	5.25%	12/01/41	4,700,320
				10,118,567
New York (6.49%)
7,500,000	City of New York NY, General Obligation Unlimited Bonds(a)	5.25%	03/01/35	9,382,875

Oklahoma (3.25%)
4,000,000	Oklahoma City Airport Trust, Revenue Bonds(a)	5.00%	07/01/43	4,709,320

See Notes to Financial Statements.

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RiverNorth Opportunistic Municipal Income Fund, Inc.

Schedule of Investments	June 30, 2019

Principal Amount/Description		Rate	Maturity	Value
Texas (13.92%)
$5,000,000	County of Bexar TX, General Obligation Limited Bonds(a)	5.00%	06/15/42	$5,932,200
7,725,000	Spring Branch Independent School District, General Obligation Unlimited Bonds(a)	5.00%	02/01/43	9,111,483
4,220,000	Texas Water Development Board, Revenue Bonds(a)	5.00%	04/15/49	5,091,177
				20,134,860

TOTAL MUNICIPAL BONDS
(Cost $111,509,758)				119,932,722

Shares/Description		Value
SHORT-TERM INVESTMENTS (4.19%)
6,061,626	BlackRock Liquidity Funds MuniCash Portfolio (7 Day Yield 1.65%)	$6,062,839

TOTAL SHORT-TERM INVESTMENTS
(Cost $6,062,811)		6,062,839

TOTAL INVESTMENTS (153.91%)
(Cost $205,239,503)		$222,584,045

Floating Rate Note Obligations (-53.88%)(b)		(77,925,000)
Liabilities in Excess of Other Assets (-0.03%)		(41,117)
NET ASSETS (100.00%)		$144,617,928

(a)	All or portion of principal amount transferred to a Tender Option Bond (“TOB”) Issuer in exchange for TOB Residuals and cash.
(b)	Face value of Floating Rate Notes issued in TOB transactions.

Futures Contracts Sold:
Description	Contracts (Short)	Expiration Date	Notional Value	Value and Unrealized Appreciation/(Depreciation)
US 10 Yr Note Future	(200)	September 2019	$25,593,750	$(479,256)
US Long Bond Future	(135)	September 2019	21,005,156	(626,356)
			$46,598,906	$(1,105,612)

See Notes to Financial Statements.

Annual Report | June 30, 2019	7

RiverNorth Opportunistic Municipal Income Fund, Inc.

Statement of Assets and Liabilities	June 30, 2019

ASSETS:
Investments in securities:
At cost	$205,239,503
At value	$222,584,045

Variation margin receivable	10,625
Deposit with broker for futures contracts	534,000
Receivable for investments sold	636,717
Interest receivable	1,433,860
Dividends receivable	247,735
Prepaid and other assets	11,008
Total Assets	225,457,990

LIABILITIES:
Payable for Floating Rate Note Obligations	77,925,000
Payable to custodian due to overdraft	1,338,208
Payable for interest expense and fees on Floating Rate Note Obligations	535,918
Payable for investments purchased	757,623
Payable for shareholder servicing	13,761
Payable to Adviser	192,654
Payable for Fund Accounting and Administration fees	15,683
Payable to Transfer agency	7,007
Payable to Directors and Officers	415
Payable for Compliance fees	1,910
Payable for Custodian fees	7,051
Payable for Audit fees	31,000
Other payables	13,832
Total Liabilities	80,840,062
Net Assets	$144,617,928

NET ASSETS CONSIST OF:
Paid-in capital	$127,794,954
Total distributable earnings	16,822,974
Net Assets	$144,617,928

PRICING OF SHARES:
Net Assets	$144,617,928
Shares of common stock outstanding (50,000,000 of shares authorized, at $0.0001 par value per share)	6,373,268
Net asset value per share	$22.69

See Notes to Financial Statements.

8	(888) 848-7569 | www.rivernorth.com

RiverNorth Opportunistic Municipal Income Fund, Inc.

Statement of Operations	For the Period October 25, 2018 (Commencement
of Operations) to June 30, 2019

INVESTMENT INCOME:
Interest	$2,386,310
Dividends	2,830,344
Total Investment Income	5,216,654

EXPENSES:
Investment Adviser fee	1,488,749
Accounting and Administration fees	112,815
Compliance fees	28,221
Transfer agent expenses	16,682
Interest expense and fees on Floating Rate Note Obligations	1,093,143
Audit expenses	34,000
Legal expenses	11,277
Custodian fees	18,438
Shareholder servicing expenses	105,080
Director expenses	60,602
Printing expenses	9,959
Insurance fee	52
Other expenses	32,067
Total Expenses	3,011,085
Net Investment Income	2,205,569

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments	4,391,674
Futures	(1,412,936)
Net realized gain	2,978,738
Long-term capital gains from other investment companies	75,262
Net change in unrealized appreciation/depreciation on:
Investments	17,344,542
Futures	(1,105,612)
Net change in unrealized appreciation/depreciation	16,238,930
Net Realized and Unrealized Gain on Investments and Futures Contracts	19,292,930
Net Increase in Net Assets Resulting from Operations	$21,498,499

See Notes to Financial Statements.

Annual Report | June 30, 2019	9

RiverNorth Opportunistic Municipal Income Fund, Inc.

Statement of Changes in Net Assets

For the Period October 25, 2018 (Commencement of Operations) to June 30, 2019
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,205,569
Net realized gain	2,978,738
Long-term capital gains from other investment companies	75,262
Net change in unrealized appreciation/depreciation	16,238,930
Net increase in net assets resulting from operations	21,498,499

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(2,774,713)
From tax return of capital	(1,316,288)
Net decrease in net assets from distributions to shareholders	(4,091,001)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold, net of offering costs	127,110,430
Net increase in net assets from capital share transactions	127,110,430

Net Increase in Net Assets	144,517,928

NET ASSETS:
Beginning of period	100,000
End of period	$144,617,928

OTHER INFORMATION:
Share Transactions:
Shares outstanding- beginning of period	5,010
Shares sold	6,368,258
Shares outstanding - end of period	6,373,268

See Notes to Financial Statements.

10	(888) 848-7569 | www.rivernorth.com

RiverNorth Opportunistic Municipal Income Fund, Inc.

Statement of Cash Flows	For the Period October 25, 2018 (Commencement
of Operations) to June 30, 2019

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$21,498,499
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investment securities	(446,890,958)
Proceeds from disposition of investment securities	251,522,837
Amortization of premium and accretion of discount on investments, net	701,928
Net purchases of short-term investment securities	(6,062,839)
Net realized (gain)/loss on:
Investments	(4,391,674)
Return of capital from other investment companies	2,109
Net change in unrealized (appreciation)/depreciation on:
Investments	(17,344,542)
(Increase)/Decrease in assets:
Interest receivable	(1,433,860)
Dividends receivable	(247,735)
Variation margin receivable on futures contracts	(10,625)
Prepaid and other assets	(11,008)
Increase/(Decrease) in liabilities:
Payable for shareholder servicing	13,761
Payable for interest expense and fees on Floating Rate Note Obligations	535,918
Payable to transfer agency	7,007
Payable to Adviser	192,654
Payable for administrative fees	15,683
Payable to Directors and Officers	415
Payable for Audit fees	31,000
Payable for Compliance fees	1,910
Payable for Custodian fees	7,051
Other payables	13,832
Net cash used in operating activities	$(201,848,637)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments and proceeds from floating rate note obligations	$77,925,000
Proceeds from sale of capital shares	127,110,430
Cash distributions paid	(4,091,001)
Payable to custodian due to overdraft	1,338,208
Net cash provided by financing activities	$202,282,637

Net increase in cash and restricted cash	$434,000
Cash and restricted cash, beginning of period	$100,000
Cash and restricted cash, end of period	$534,000

See Notes to Financial Statements.

Annual Report | June 30, 2019	11

RiverNorth Opportunistic Municipal Income Fund, Inc.

Statement of Cash Flows	For the Period October 25, 2018 (Commencement
of Operations) to June 30, 2019

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest expense and fees on floating rate note obligations	$557,225

Reconciliation of restricted and unrestricted cash at the beginning of period to the statement of assets and liabilities
Cash	$100,000

Reconciliation of restricted and unrestricted cash at the end of the period to the statement of assets and liabilities
Deposit with broker for futures contracts/collateral	$534,000

See Notes to Financial Statements.

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RiverNorth Opportunistic Municipal Income Fund, Inc.

Financial Highlights	For a share outstanding throughout the periods presented

	For the Period October 25, 2018 (Commencement of Operations) to June 30, 2019
Net asset value - beginning of period	$19.96
Income/(loss) from investment operations:
Net investment income(a)	0.35
Net realized and unrealized gain	3.02
Total income from investment operations	3.37
Less distributions:
From net investment income	(0.43)
From tax return of capital	(0.21)
Total distributions	(0.64)
Net increase in net asset value	2.73
Net asset value - end of period	$22.69
Market price - end of period	$21.34
Total Return(b)	17.24	%(c)
Total Return - Market Price(b)	10.04	%(c)
Supplemental Data:
Net assets, end of period (in thousands)	$144,618
Ratios to Average Net Assets (including interest on short term floating rate obligations)(d)
Ratio of expenses to average net assets	3.28	%(e)(f)
Ratio of net investment income to average net assets	2.40	%(e)(f)
Ratios to Average Net Assets (excluding interest on short term floating rate obligations)
Ratio of expenses to average net assets	2.09	%(e)(f)
Ratio of net investment income to average net assets	3.59	%(e)(f)
Portfolio turnover rate	120	%(c)
Payable for floating rate obligations (in thousands)	$77,925
Asset coverage per $1,000 of floating rate obligations payable	2,856

(a)	Calculated using average shares throughout the period.
(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. For purposes of this calculation, dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any. Periods less than one year are not annualized.
(c)	Not annualized.
(d)	Interest expense relates to the cost of tender option bond transactions (See Note 2).
(e)	Annualized.
(f)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.

See Notes to Financial Statements.

Annual Report | June 30, 2019	13

RiverNorth Opportunistic Municipal Income Fund, Inc.

Notes to Financial Statements	June 30, 2019

1.	ORGANIZATION

RiverNorth Opportunistic Municipal Income Fund, Inc. (the “Fund”) was organized as a Maryland corporation on July 16, 2018, pursuant to an Articles of Incorporation, which was amended and restated on October 19, 2018 (“Articles of Incorporation”). The Fund had no operations until October 25, 2018 (commencement of operations), other than those related to organizational matters and the registration of its shares under applicable securities laws.

The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Articles of Incorporation permit the Board of Directors (the “Board” or “Directors”) to authorize and issue fifty million shares of common stock with $0.0001 par value per share. The Fund is considered an investment company and therefore follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards codification Topic 946 Financial Services – Investment Companies.

The Fund will terminate on or before October 25, 2030; provided, that if the Board of Directors believes that under then-current market conditions it is in the best interests of the Fund to do so, the Fund may extend the Termination Date once for up to one year, and once for an additional six months. The Fund may be converted to an open-end investment company at any time if approved by the Board of Directors and the shareholders.

The Fund’s investment adviser is RiverNorth Capital Management, LLC (the “Adviser”) and the Fund’s sub-adviser is MacKay Shields, LLC (the “Sub-Adviser”). The Fund’s investment objective is to seek current income exempt from regular U.S. federal income taxes (but which may be includable in taxable income for purposes of the Federal alternative minimum tax). The Fund’s secondary investment objective is total return.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”). The financial statements are prepared in accordance with U.S. GAAP, which requires management to make estimates and assumptions that affect the reported amounts and disclosures, including the disclosure of contingent assets and liabilities, in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on June 30, 2019.

The Fund invests in closed end funds, each of which has its own investment risks. Those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one closed end fund than in another, the Fund will have greater exposure to the risks of that closed end fund.

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RiverNorth Opportunistic Municipal Income Fund, Inc.

Notes to Financial Statements	June 30, 2019

Security Valuation: The Fund’s investments are generally valued at their fair value using market quotations. If a market value quotation is unavailable a security may be valued at its estimated fair value as described in Note 3.

Security Transactions and Investment Income: The Fund follows industry practice and records securities transactions on the trade date basis. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date, and interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method over the life of the respective securities.

Federal Income Taxes: The Fund makes no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRC”), by distributing substantially all of its taxable income. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

As of and during the period from October 25, 2018 (commencement of operations) to June 30, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses on the Statement of Operations. During the period from October 25, 2018 (commencement of operations) to June 30, 2019, the Fund did not incur any interest or penalties.

Distributions to Shareholders: Distributions to shareholders, which are paid monthly and determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or net asset value per share of the Fund.

The Fund distributes to shareholders regular monthly cash distributions of its net investment income. In addition, the Fund distributes its net realized capital gains, if any, at least annually. At times, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return capital, in addition to current net investment income. Any distribution that is treated as a return of capital generally will reduce a shareholder’s basis in his or her shares, which may increase the capital gain or reduce the capital loss realized upon the sale of such shares. Any amounts received in excess of a shareholder’s basis are generally treated as capital gain, assuming the shares are held as capital assets.

Annual Report | June 30, 2019	15

RiverNorth Opportunistic Municipal Income Fund, Inc.

Notes to Financial Statements	June 30, 2019

Tender Option Bonds: The Fund may leverage its assets through the use of proceeds received from tender option bond (“TOB”) transactions. In a TOB transaction, a tender option bond trust (a “TOB Issuer”) is typically established, which forms a special purpose trust into which the Fund, or an agent on behalf of the Fund, transfers municipal bonds or other municipal securities (“Underlying Securities”). A TOB Issuer typically issues two classes of beneficial interests: short-term floating rate notes (“TOB Floaters”) with a fixed principal amount representing a senior interest in the Underlying Securities, and which are generally sold to third party investors, and residual interest municipal tender option bonds (“TOB Residuals”) representing a subordinate interest in the Underlying Securities, and which are generally issued to the Fund. The interest rate on the TOB Floaters resets periodically, usually weekly, to a prevailing market rate, and holders of the TOB Floaters are granted the option to tender their TOB Floaters back to the TOB Issuer for repurchase at their principal amount plus accrued interest thereon periodically, usually daily or weekly. The Fund may invest in both TOB Floaters and TOB Residuals, including TOB Floaters and TOB Residuals issued by the same TOB Issuer. The Fund may not invest more than 5% of its “Managed Assets” in any single TOB Issuer. Managed Assets is defined as total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

As a result of Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules thereunder (collectively, the “Volcker Rule”), banking entities are generally prohibited from sponsoring the TOB Issuer, and instead the Fund may serve as the sponsor of a TOB issuer (“Fund-sponsored TOB”) and establish, structure and “sponsor” a TOB Issuer in which it holds TOB Residuals. In connection with Fund-sponsored TOBs, the Fund may contract with a third-party to perform some or all of the Fund’s duties as sponsor. The Fund’s role under the Fund-sponsored TOB structure may increase its operational and regulatory risk. If the third-party is unable to perform its obligations as an administrative agent, the Fund itself would be subject to such obligations or would need to secure a replacement agent. The obligations that the Fund may be required to undertake could include reporting and recordkeeping obligations under the IRC and federal securities laws and contractual obligations with other TOB service providers.

Under the Fund-sponsored TOB structure, the TOB Issuer receives Underlying Securities from the Fund through (or as) the sponsor and then issues TOB Floaters to third party investors and TOB Residuals to the Fund. The Fund is paid the cash (less transaction expenses, which are borne by the Fund) received by the TOB Issuer from the sale of TOB Floaters and typically will invest the cash in additional municipal bonds or other investments permitted by its investment policies. TOB Floaters may have first priority on the cash flow from the securities held by the TOB Issuer and are enhanced with a liquidity support arrangement from a bank or an affiliate of the sponsor (the “liquidity provider”), which allows holders to tender their position back to the TOB Issuer at par (plus accrued interest). The Fund, in addition to receiving cash from the sale of TOB Floaters, also receives TOB Residuals. TOB Residuals provide the Fund with the right to (1) cause the holders of TOB Floaters to tender their notes to the TOB Issuer at par (plus accrued interest), and (2) acquire the Underlying Securities from the TOB Issuer. In addition, all voting rights and decisions to be made with respect to any other rights relating to the Underlying Securities deposited in the TOB Issuer are passed through to the Fund, as the holder of TOB Residuals. Such a transaction, in effect, creates exposure for the Fund to the entire return of the Underlying Securities deposited in the TOB Issuer, with a net cash investment by the Fund that is less than the value of the Underlying Securities deposited in the TOB Issuer. This multiplies the positive or negative impact of the Underlying Securities’ return within the Fund (thereby creating leverage). Income received from TOB Residuals will vary inversely with the short term rate paid to holders of TOB Floaters and in most circumstances, TOB Residuals represent substantially all of the Underlying Securities’ downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Securities’ value. The amount of such increase or decrease is a function, in part, of the amount of TOB Floaters sold by the TOB Issuer of these securities relative to the amount of TOB Residuals that it sells. The greater the amount of TOB Floaters sold relative to TOB Residuals, the more volatile the income paid on TOB Residuals will be. The price of TOB Residuals will be more volatile than that of the Underlying Securities because the interest rate is dependent on not only the fixed coupon rate of the Underlying Securities, but also on the short-term interest rate paid on TOB Floaters.

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RiverNorth Opportunistic Municipal Income Fund, Inc.

Notes to Financial Statements	June 30, 2019

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the Underlying Securities deposited in the TOB Issuer, the Fund, if it is the holder of the TOB Floaters, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB Issuer provide for a liquidation of the Underlying Security deposited in the TOB Issuer and the application of the proceeds to pay off the TOB Floaters.

The TOB Issuer may be terminated without the consent of the Fund upon the occurrence of certain events, such as the bankruptcy or default of the issuer of the Underlying Securities deposited in the TOB Issuer, a substantial downgrade in the credit quality of the issuer of the securities deposited in the TOB Issuer, the inability of the TOB Issuer to obtain liquidity support for the TOB Floaters, a substantial decline in the market value of the Underlying Securities deposited in the TOB Issuer, or the inability of the sponsor to remarket any TOB Floaters tendered to it by holders of the TOB Floaters. In such an event, the TOB Floaters would be redeemed by the TOB Issuer at par (plus accrued interest) out of the proceeds from a sale of the Underlying Securities deposited in the TOB Issuer. If this happens, the Fund would be entitled to the assets of the TOB Issuer, if any, that remain after the TOB Floaters have been redeemed at par (plus accrued interest). If there are insufficient proceeds from the sale of these Underlying Securities to redeem all of the TOB Floaters at par (plus accrued interest), the liquidity provider or holders of the TOB Floaters would bear the losses on those securities and there would be no recourse to the Fund’s assets (unless the Fund held a recourse TOB Residual).

Pursuant to the Volcker Rule, to the extent that the remarketing agent is a banking entity, it would not be able to repurchase tendered TOB Floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Issuer to purchase the tendered TOB Floaters. The TOB Issuer, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased TOB Floaters now held by the TOB Issuer. However, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Annual Report | June 30, 2019	17

RiverNorth Opportunistic Municipal Income Fund, Inc.

Notes to Financial Statements	June 30, 2019

For financial reporting purposes, Underlying Securities that are deposited into a TOB Issuer are treated as investments of the Fund, and are presented in the Fund’s Schedule of Investments. Outstanding TOB Floaters issued by a TOB Issuer are presented as a liability at their face value as “Payable for Floating Rate Note Obligations” in the Fund’s Statement of Assets and Liabilities. The face value of the TOB Floaters approximates the fair value of the floating rate notes. Interest income from the Underlying Securities is recorded by the Fund on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration and trustee services to a TOB Issuer are recognized as a component of “Interest expense and fees on floating rate note obligations” in the Statement of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to “Interest expense and fees on floating rate note obligations” in the Statement of Operations.

At June 30, 2019, the aggregate value of the Underlying Securities transferred to the TOB Issuer and the related liability for TOB Floaters was as follows:

Underlying Securities Transferred to TOB Issuers	Liability for Floating Rate Note Obligations
$119,932,722	$77,925,000

During the period from October 25, 2018 (commencement of operations) to June 30, 2019, the Fund’s average TOB Floaters outstanding and the daily weighted average interest rate, including fees, were as follows:

Average Floating Rate Note Obligations Outstanding	Daily Weighted Average Interest Rate
$73,157,711	2.20%

Other: The Fund holds certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or long-term capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

3.	SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. U.S. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including using such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

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RiverNorth Opportunistic Municipal Income Fund, Inc.

Notes to Financial Statements	June 30, 2019

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including closed-end funds, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser or the Sub-Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser or the Sub-Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, Sub-Adviser, or valuation committee in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including short term investments, are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be classified as Level 1 securities.

Annual Report | June 30, 2019	19

RiverNorth Opportunistic Municipal Income Fund, Inc.

Notes to Financial Statements	June 30, 2019

Fixed income securities, including municipal bonds, are normally valued at the mean between the closing bid and asked prices provided by independent pricing services. Prices obtained from independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. These securities will be classified as Level 2 securities.

Futures contracts are normally valued at the final settlement price or official closing price provided by independent pricing services.

In accordance with the Fund’s good faith pricing guidelines, the Adviser, Sub-Adviser, or valuation committee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser, Sub-Adviser, or valuation committee would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) discounted cash flow models; (iii) weighted average cost or weighted average price; (iv) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (v) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s, a Sub-Adviser’s, or the valuation committee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser or a Sub-Adviser is aware of any other data that calls into question the reliability of market quotations.

Good faith pricing may also be used in instances when the bonds in which the Fund invests default or otherwise cease to have market quotations readily available.

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RiverNorth Opportunistic Municipal Income Fund, Inc.

Notes to Financial Statements	June 30, 2019

The following is a summary of the inputs used at June 30, 2019 in valuing the Fund’s assets and liabilities:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Closed-End Funds	$96,588,484	$–	$–	$96,588,484
Municipal Bonds	–	119,932,722	–	119,932,722
Short-Term Investments	6,062,839	–	–	6,062,839
Total	$102,651,323	$119,932,722	$–	$222,584,045
Other Financial Instruments**
Liabilities:
Future Contracts	$(1,105,612)	$–	$–	$(1,105,612)
Total	$(1,105,612)	$–	$–	$(1,105,612)

*	Refer to the Fund’s Schedule of Investments for a listing of securities by type.
**	Other financial instruments are derivative instruments reflected in the Schedule of Investments. Futures contracts are reported at their unrealized appreciation/(depreciation).

4.	DERIVATIVE FINANCIAL INSTRUMENTS

The following discloses the Fund’s use of derivative instruments. The Fund’s investment objective not only permits the Fund to purchase investment securities, but also allow the Fund to enter into various types of derivative contracts such as futures. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objective more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Interest Rate Risk: Interest rate risk relates to the risk that the municipal securities in the Fund’s portfolio will decline in value because of increases in market interest rates.

Annual Report | June 30, 2019	21

RiverNorth Opportunistic Municipal Income Fund, Inc.

Notes to Financial Statements	June 30, 2019

Risk of Investing in Derivatives

The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Futures

The Fund may invest in futures contracts in accordance with its investment objectives. The Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a fund from liquidating an unfavorable position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, a fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange traded futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The Fund is party to certain enforceable master netting arrangements, which provide for the right of offset under certain circumstances, such as the event of default.

When a purchase or sale of a futures contract is made by a fund, the fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. These amounts are included in Deposit with broker for futures contracts on the Statement of Assets and Liabilities. Each day the Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by the Fund. Variation margin does not represent a borrowing or loan by the Fund but instead is a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

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RiverNorth Opportunistic Municipal Income Fund, Inc.

Notes to Financial Statements	June 30, 2019

Derivative Instruments: The following tables disclose the amounts related to the Fund’s use of derivative instruments.

The effect of derivatives instruments on the Fund’s Statement of Assets and Liabilities as of June 30, 2019:

Liability Derivatives
Risk Exposure	Statements of Assets and Liabilities Location	Fair Value
Interest Rate Risk (Futures Contracts)*	Unrealized depreciation on futures contracts	$(1,105,612)

*	The value presented includes cumulative loss on open futures contracts; however the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable as of June 30, 2019.

The effect of derivative instruments on the Statement of Operations for the fiscal period ended June 30, 2019:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives
Interest rate risk (Futures contracts)	Net realized gain/(loss) on futures contracts; Net change in unrealized appreciation/(depreciation) on futures contracts	$(1,412,936)	$(1,105,612)

Annual Report | June 30, 2019	23

RiverNorth Opportunistic Municipal Income Fund, Inc.

Notes to Financial Statements	June 30, 2019

The futures contracts average notional amount during the period ended June 30, 2019, is noted below.

Fund	Average Notional Amount of Futures Contracts
RiverNorth Opportunistic Municipal Income Fund, Inc.	$30,573,926

5. ADVISORY FEES, DIRECTOR FEES AND OTHER AGREEMENTS

The Adviser serves as the investment adviser to the Fund. Under the terms of the management agreement, the Adviser, subject to the supervision of the Board, provides or arranges to be provided to the Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with its investment objectives and policies. As compensation for its management services, the Fund will pay the Adviser a fee of 1.05% of the Fund’s average daily managed assets calculated as the total assets of the Fund, including assets attributable to leverage, less liabilities other than debt representing leverage and any preferred stock that may be outstanding. This fee is payable at the end of each calendar month.

The Sub-Adviser is the investment sub-adviser to the Fund. Under the terms of the sub-advisory agreement, the Sub-Adviser, subject to the supervision of the Adviser and the Board of Directors, provides to the Fund such investment advice as is deemed advisable and will furnish a continuous investment program for the portion of assets managed, consistent with the Fund’s investment objective and policies. As compensation for its sub-advisory services, the Adviser is obligated to pay the Sub-Adviser a fee computed and accrued daily and paid monthly in arrears based on an annual rate of 0.20% of the average daily managed assets of the Fund.

The Chief Compliance Officer (“CCO”) of the Fund is an affiliated person. For the period October 25, 2018 (commencement of operations) to June 30, 2019, the total related amount paid by the Fund for CCO fees is included in compliance expenses on the Fund’s Statement of Operations.

ALPS Fund Services, Inc. (“ALPS”), serves as administrator to the Fund. Under an Administration, Bookkeeping and Pricing Services Agreement, ALPS is responsible for calculating the net asset and Daily Managed Assets values, providing additional fund accounting and tax services, and providing fund administration and compliance-related services to the Fund. ALPS is entitled to receive the greater of an annual minimum fee or a monthly fee based on the Fund’s average net assets, plus out-of-pocket expenses.

DST Systems Inc., an affiliate of ALPS, serves as transfer, dividend paying, and shareholder servicing agent for the Fund (the “Transfer Agent”).

State Street Bank & Trust, Co. serves as the Fund’s custodian.

Certain Officers and Directors of the Fund are “interested persons” of the Fund as they are also employees of the Adviser or ALPS. Officers and Directors who are “interested persons” of the Fund received no salary or fees from the Fund except for the Chief Compliance Officer for compliance expenses. Directors who are not “interested persons” receive a fee from the Fund of $16,500 per year, plus $1,500 per Board of Directors meeting attended. In addition, the lead Independent Director receives $250 annually, the Chair of the Audit Committee receives $500 annually, and the Chair of the Nominating and Corporate Governance Committee receives $250 annually. The Independent Directors are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board of Directors.

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RiverNorth Opportunistic Municipal Income Fund, Inc.

Notes to Financial Statements	June 30, 2019

6. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund.

The tax character of distributions paid by the Fund during the period October 25, 2018 (commencement of operations) to June 30, 2019, was as follows:

For the Period Ended June 30, 2019
Ordinary Income	$120,145
Tax-Exempt Income	2,654,568
Return of Capital	1,316,288
Total	$4,091,001

Components of Distributable Earnings on a Tax Basis: The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the period October 25, 2018 (commencement of operations) to June 30, 2019, certain differences were reclassified. The amounts reclassified did not affect net assets and were primarily related to the treatment of tender option bonds. The reclassifications were as follows:

Paid-in capital	Total distributable earnings
$1,900,812	$(1,900,812)

Annual Report | June 30, 2019	25

RiverNorth Opportunistic Municipal Income Fund, Inc.

Notes to Financial Statements	June 30, 2019

At June 30, 2019, the components of distributable earnings on a tax basis for the Fund were as follows:

Accumulated Capital Loss	(521,568)
Unrealized Appreciation	$17,344,542
Total	$16,822,974

The Fund has elected to defer to the year ending June 30, 2020, post-October capital losses recognized during the period November 1, 2018 to June 30, 2019, in the amount of $521,568.

Unrealized Appreciation and Depreciation on Investments: The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, adjusted for tender option bonds, including short-term securities and excluding derivative instruments at June 30, 2019, was as follows:

Cost of investments for income tax purposes	$127,314,503
Gross appreciation on investments (excess of value over tax cost)	17,349,499
Gross depreciation on investments (excess of tax cost over value)	(4,957)
Net unrealized appreciation on investments	$17,344,542

7. INVESTMENT TRANSACTIONS

Investment transactions for the period October 25, 2018 (commencement of operations) to June 30, 2019, excluding short-term investments, were as follows:

Purchases	Sales
$447,648,581	$252,236,822

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RiverNorth Opportunistic Municipal Income Fund, Inc.

Notes to Financial Statements	June 30, 2019

8. CAPITAL SHARE TRANSACTIONS

On October 25, 2018, 5,950,000 shares were issued in connection with the Fund’s initial public offering. Proceeds from the sale of shares was $119,000,000.

During the period October 25, 2018 (commencement of operations) to June 30, 2019, $8,365,160 was paid in newly issued shares resulting in the issuance of 418,258 shares.

Offering costs of $254,730 (representing $0.04 per common share) were offset against proceeds of the offerings and have been charged to paid-in capital of the shares. The Adviser has agreed to pay all organization costs of the Fund and those offering costs of the Fund that exceeded $0.04 per share.

Additional shares of the Fund may be issued under certain circumstances, including pursuant to the Fund’s Automatic Dividend Reinvestment Plan, as defined within the Fund’s organizational documents. Additional information concerning the Automatic Dividend Reinvestment Plan is included within this report.

9. INDEMNIFICATIONS

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that may contain general indemnification clauses. The Fund’s maximum exposure under those arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

10. SEC REGULATIONS

On October 4, 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to US GAAP for investment companies. Effective November 4, 2018, the Fund adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Fund’s adoption of these amendments, effective with the financial statements prepared as of June 30, 2019, had no effect on the Fund’s net assets or results of operations.

Annual Report | June 30, 2019	27

RiverNorth Opportunistic Municipal Income Fund, Inc.

Notes to Financial Statements	June 30, 2019

11. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables–Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 changed the amortization period for certain callable debt securities held at a premium. Specifically, it required the premium to be amortized from the earliest call date. The Fund has adopted and applied ASU 2017-08 noting that it had no effect on the financial statements for the period October 25, 2018 (commencement of operations) to June 30, 2019.

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – changes to the Disclosure Requirements for Fair Value Measurements, which amended guidance on the disclosure requirements for fair value measurement. The update to Topic 820 includes added, eliminated, and modified disclosure requirements for investments measured at fair value. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. The impact of the amended guidance on the Fund was the removal of the requirements to disclose (a) amount of and reasons for transfers between Level 1 and 2 fair value measurements, (b) the valuation process for Level 3 fair value measurements, and (c) the policy for timing of transfers between levels. Management has evaluated the impact of this ASU and has adopted the changes into the Fund’s financial statements.

12. SUBSEQUENT EVENTS

Subsequent to June 30, 2019, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
July 10, 2019	July 11, 2019	July 31, 2019	$0.0917

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RiverNorth Opportunistic Municipal Income Fund, Inc.

Report of Independent Registered Public Accounting Firm	June 30, 2019

To the Shareholders and Board of Directors of

RiverNorth Opportunistic Municipal Income Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of RiverNorth Opportunistic Municipal Income Fund, Inc. (the “Fund”) as of June 30, 2019, and the related statements of operations, cash flows, and changes in net assets, including the related notes, and the financial highlights for the period October 25, 2018 (commencement of operations) to June 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the period October 25, 2018 (commencement of operations) to June 30, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019, by correspondence with the custodian, trust administrators, and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of RiverNorth Capital Management, LLC’s investment companies since 2006.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 29, 2019

Annual Report | June 30, 2019	29

RiverNorth Opportunistic Municipal Income Fund, Inc.

Dividend Reinvestment Plan	June 30, 2019 (Unaudited)

The Fund has an automatic dividend reinvestment plan commonly referred to as an “opt-out” plan. Unless the registered owner of Common Shares elects to receive cash by contacting DST Systems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares. Reinvested Dividends will increase the Fund’s Managed Assets on which the management fee is payable to the Adviser (and by the Adviser to the Sub-Adviser).

Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the Fund’s NAV per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions (i.e., the Fund’s Common Shares are trading at a discount), the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open- Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open- Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date.

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RiverNorth Opportunistic Municipal Income Fund, Inc.

Dividend Reinvestment Plan	June 30, 2019 (Unaudited)

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

Beneficial owners of Common Shares who hold their Common Shares in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends, even though such participants have not received any cash with which to pay the resulting tax. See “U.S. Federal Income Tax Matters” below. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence or questions concerning the Plan should be directed to the Plan Administrator at (844) 569-4750.

Annual Report | June 30, 2019	31

RiverNorth Opportunistic Municipal Income Fund, Inc.

Directors and Officers	June 30, 2019 (Unaudited)

The following table provides information regarding each Director who is not an “interested person” of the Fund, as defined in the 1940 Act.

INDEPENDENT DIRECTORS

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorships Held by Director During the Past 5 Years
John K. Carter Y.O.B. 1961	Director	Initial term expires in 2021. Has served since 2018.	Partner, Law Office of John K. Carter, P.A. (2015 to present); Managing Partner, Global Recruiters of St. Petersburg (a financial services consulting and recruiting firm) (2012 to 2015).	7	Carillon Mutual Funds (12 funds) (2016 to present); RiverNorth Marketplace Lending Corporation (1 fund) (2016 to present); RiverNorth Funds (3 funds) (2013 to present); RiverNorth/Double Line Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Opportunities Fund, Inc. (1 fund) (2013 to present).
John S. Oakes Y.O.B. 1943	Director	Initial term expires in 2021. Has served since 2018.	Principal, Financial Search and Consulting (a recruiting and consulting firm) (2013 to present).	7	RiverNorth Marketplace Lending Corporation (1 fund) (2016 to present); RiverNorth/Double Line Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Funds (3 funds) (2010 to present); RiverNorth Opportunities Fund, Inc. (1 fund) (2013 to present).

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RiverNorth Opportunistic Municipal Income Fund, Inc.

Directors and Officers	June 30, 2019 (Unaudited)

INDEPENDENT DIRECTORS

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorships Held by Director During the Past 5 Years
J. Wayne Hutchens Y.O.B. 1944	Director	Initial term expires in 2019. Has served since 2018.	Currently retired; Trustee of the Denver Museum of Nature and Science (2000 to present); Director of AMG National Trust Bank (June 2012 to present); Trustee of Children’s Hospital Colorado (May 2012 to present).	2	ALPS Series Trust (9 funds) (2012 to present); RiverNorth Opportunities Fund, Inc. (1 fund) (2013 to present).
David M. Swanson Y.O.B. 1957	Director	Initial term expires in 2019. Has served since 2018.	Founder & Managing Partner, SwanDog Strategic Marketing (2006 to present).	2	Managed Portfolio Series (37 funds) (2011 to present); Trustee, ALPS Variable Investment Trust (7 funds) (2006 to present); RiverNorth Opportunities Fund, Inc. (1 fund) (2013 to present).

[1]	The mailing address of each Trustee is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.

[2]	The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds Trust, RiverNorth Opportunities Fund, Inc., RiverNorth DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., and the RiverNorth Marketplace Lending Corporation.

Annual Report | June 30, 2019	33

RiverNorth Opportunistic Municipal Income Fund, Inc.

Directors and Officers	June 30, 2019 (Unaudited)

The following table provides information regarding each Director who is an “interested person” of the Fund, as defined in the 1940 Act, and each officer of the Fund.

INTERESTED TRUSTEE AND OFFICERS

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During the Past 5 Years
Patrick W. Galley[3] Y.O.B. 1975	President, Principal Executive Officer and Director	Indefinite/ Has served since 2018.	Chief Investment Officer, RiverNorth Capital Management, LLC. (2004 to present).	7	Board of Managers RiverNorth Capital Management, LLC (2010 to present) and Board of Directors RiverNorth Holdings, Co. (2010 to present).
Jerry Raio[4] Y.O.B. 1965	Director	Initial term expires in 2020. Has served since 2018.	Managing Director- Head of Retail Origination, Wells Fargo (2005 to 2018).	3	RiverNorth/Double Line Strategic Opportunity Fund, Inc. (1 fund) (2018 to present); RiverNorth Marketplace Lending Corporation (1 fund) (2018 to present).
Jonathan M. Mohrhardt Y.O.B. 1974	Treasurer and Chief Financial Officer	Indefinite/ Has served since 2018.	Chief Compliance Officer, RiverNorth Capital Management, LLC. (2009 to 2012); Chief Operating Officer, RiverNorth Capital Management, LLC (2011 to present) and President, Chief Executive Officer and Chief Compliance Officer, RiverNorth Securities, LLC (2010 to 2012).	NA	Board of Managers RiverNorth Capital Management, LLC (2010 to present) and Board of Directors RiverNorth Holdings, Co. (2010 to present).

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RiverNorth Opportunistic Municipal Income Fund, Inc.

Directors and Officers	June 30, 2019 (Unaudited)

INTERESTED TRUSTEE AND OFFICERS

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During the Past 5 Years
Marcus L. Collins Y.O.B. 1968	Chief Compliance Officer; Secretary	Indefinite/ Has served since 2018; Indefinite/ Has served since 2018	General Counsel, RiverNorth Capital Management, LLC (2012 to present), Chief Compliance Officer, RiverNorth Capital Management, LLC (2012 to present).	NA	NA

[1]	The mailing address of each Director and officer, unless otherwise noted, is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.

[2]	The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds Trust, and the RiverNorth Opportunities Fund, Inc., RiverNorth DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., and the RiverNorth Marketplace Lending Corporation.

[3]	Patrick W. Galley is considered an “Interested” Director as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and Chief Investment Officer of the Fund’s investment adviser

[4]	Jerry Raio is considered an “Interested” Director as defined in the Investment Company Act of 1940, as amended, because of his prior position as Managing Director- Head of Retail Origination at Wells Fargo, which has served as a broker and principal underwriter for other funds advised by the Adviser.

The Statement of Additional Information includes additional information about the Fund’s Directors and is available, without charge, upon request by calling (toll-free) 1-888-848-7569.

Annual Report | June 30, 2019	35

RiverNorth Opportunistic Municipal Income Fund, Inc.

Additional Information	June 30, 2019 (Unaudited)

PROXY VOTING GUIDELINES

A description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (888) 848-7569 and (2) from Form N-PX filed by the Fund with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund files a complete schedule of investments with the SEC for the first and third quarter of the fiscal year on Part F of Form N-PORT. The Fund’s first and third fiscal quarters end of September 30 and March 31. The Form N-PORT filing (and its predecessor Form, Form N-Q) must be made within 60 days of the end of the quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. You may also obtain copies by calling the Fund at 1-888-848-7569.

UNAUDITED TAX INFORMATION

The Fund estimated the following for federal income tax purposes for the period ended June 30, 2019:

Tax-Exempt Percentage
RiverNorth Opportunistic Municipal Fund	95.67%

Of the distributions paid by the Fund from ordinary income for the calendar year ended December 31, 2018, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

	Dividend Received Deduction	Qualified Dividend Income
RiverNorth Opportunistic Municipal Fund	–	–

In early 2019, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2018 via Form 1099. The Fund will notify shareholders in early 2020 of amounts paid to them by the Fund, if any, during the calendar year 2019.

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Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a Code of Ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not Applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics referenced in 2 (a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the Code of Ethics referenced in 2 (a) above were granted.

(e)	Not Applicable.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 13(a)(1) hereto.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has as least one audit committee financial expert serving on its Audit Committee. The Board of Directors has designated J. Wayne Hutchens as the Registrant’s “audit committee financial expert.” Mr. Hutchens is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the registrant’s fiscal year ended June 30, 2019 the aggregate fees billed for professional services rendered by Cohen & Company, Ltd. (“Cohen”) for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $25,000.

(b)	Audit-Related Fees: For the registrant’s fiscal year ended June 30, 2019, the aggregate fees billed for assurance and related services by Cohen that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0.

(c)	Tax Fees: For the registrant’s fiscal year ended June 30, 2019, the aggregate fees billed for professional services rendered by Cohen for tax compliance, tax advice, and tax planning were $6,000. This fee is comprised of fees relating income tax return preparation fees, excise tax return preparation fees and review of dividend distribution calculation fees.

(d)	All Other Fees: For the registrant’s fiscal year ended June 30, 2019, the aggregate fees billed for products and services provided by Cohen, other than the services reported in paragraphs (a) through (c) of this Item were $14,000.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s Audit Committee or by the Audit Committee’s designee pursuant to the Audit Committee’s Pre-Approval Policies and Procedures.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the fiscal year ended June 30, 2019 were $0. For the fiscal year ended June 30, 2019, Cohen did not bill the Registrant for products and services other than the services reported above.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately designated standing Audit Committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

J. Wayne Hutchens, Chairman

John K. Carter

John S. Oakes

David M. Swanson

Item 6.	Schedule of Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b)	Not applicable to the Registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit 13(c), is a copy of the policies and procedures of the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Managers

RiverNorth Capital Management LLC (the “Adviser”)

Patrick W. Galley, CFA is a co-portfolio manager of the Tactical Municipal Closed-End Fund Strategy for the Fund. Mr. Galley is the Chief Investment Officer for the Adviser. Mr. Galley heads the Adviser’s research and investment team and oversees all portfolio management activities at the Adviser. Mr. Galley also serves as the President and Chairman of the RiverNorth Funds, a mutual fund complex for which RiverNorth serves as the investment adviser. Prior to joining the Adviser in 2004, he was most recently a Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group, where he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies. Mr. Galley graduated with honors from Rochester Institute of Technology with a B.S. in Finance. He has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

Stephen O’Neill, CFA is a co-portfolio manager of the Tactical Municipal Closed-End Fund Strategy for the Fund. Mr. O’Neill conducts qualitative and quantitative analysis of closed-end funds and their respective asset classes at RiverNorth. Prior to joining RiverNorth Capital in 2007, Mr. O’Neill was most recently an Assistant Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group. At Bank of America, he specialized in the corporate real estate, asset management, and structured finance industries. Mr. O’Neill graduated magna cum laude from Miami University in Oxford, Ohio with a B.S. in Finance. Mr. O’Neill has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute, and is a member of the CFA Society of Chicago.

MacKay Shields LLC (the “Subadviser”)

Robert DiMella, CFA is a co-portfolio manager of the Municipal Bond Income Strategy for the Fund. Mr. DiMella is an Executive Director of the Subadviser. Previously, he co-founded Mariner Municipal Managers LLC (2007 to 2009). Prior to BlackRock’s merger with Merrill Lynch Investment Managers (“MLIM”), he served as a Senior Portfolio Manager and Managing Director of the Municipal Products Group. Mr. DiMella earned his Master’s degree at Rutgers University Business School and a B.A. Degree at the University of Connecticut, and he has received the CFA designation.

John Loffredo, CFA is a co-portfolio manager of the Municipal Bond Income Strategy for the Fund. Mr. Loffredo is an Executive Managing Director of the Subadviser. He previously co-founded Mariner Municipal Managers LLC (2007 to 2009). Prior to BlackRock’s merger with MLIM, he served as Chief Investment Officer of the Municipal Products Group of MLIM. Mr. Loffredo graduated cum laude with an MBA from Utah State University where he was a Harry S. Truman Scholar. He also has a Certificate of Public Management from Boston University, and he has received the CFA designation.

Michael Petty is a co-portfolio manager of the Municipal Bond Income Strategy for the Fund. Mr. Petty is a Senior Managing Director of the Subadviser. Before joining the Subadviser in 2009, he was a Portfolio Manager for Mariner Municipal Managers. He has been a portfolio manager on Wall Street since 1992, and has worked in the municipal products market since 1985. Mr. Petty has a broad array of trading, portfolio management, and sales experience. Prior to joining Mariner Municipal Managers, he was a Senior Portfolio Manager at Dreyfus Corporation from 1997 to 2009. From 1992 to 1997, he served as a Portfolio Manager for Merrill Lynch Investment Managers. Mr. Petty graduated from Hobart College with a B.S. in Mathematics and Economics.

Scott Sprauer is a co-portfolio manager of the Municipal Bond Income Strategy for the Fund. Mr. Sprauer is a Managing Director of the Subadviser. He joined the Subadviser in 2009 as a Portfolio Manager in the Municipal Bond Division. Prior to joining the Subadviser, he was the Head Trader, Fixed Income at Financial Guaranty Insurance Company from 2006 to 2009. He has a BSBA from Villanova University, and has been in the investment management industry since 1991.

David Dowden is a co-portfolio manager of the Municipal Bond Income Strategy for the Fund. Mr. Dowden is a Managing Director of the Subadviser. He joined the Subadviser in 2009 as a Portfolio Manager in the Municipal Bond Division. Prior to joining the Subadviser, he was the Chief Investment Officer at Financial Guaranty Insurance Company from 2006 to 2009. He has a BA from Brown University and an MBA from Columbia University. He has been in the investment management industry since 1989.

Robert Burke is a co-portfolio manager of the Municipal Bond Income Strategy for the Fund. Mr. Burke is a Managing Director of the Subadviser. He joined the Subadviser in July 2017. Before joining the Subadviser, Mr. Burke held various leadership roles in capital markets, spending the majority of his time in the municipal markets. In his last role working for Bank of America Merrill Lynch, Mr. Burke managed the Global Futures, Derivatives Clearing and Foreign Exchange Prime Brokerage businesses. Mr. Burke started his career at Bank of America Merrill Lynch in the municipal bond department covering insurance, hedge fund, and asset management clients. He holds a Masters of Business Administration from the Gabelli School at Fordham University, and a Bachelor of Arts with High Honors in Economics from Colgate University. Mr. Burke has received the CFA designation. He has been in the investment management industry since 1985.

(a)(2) As of June 30, 2019, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

Number of Other Accounts Managed and Assets by Account Type As of June 30, 2019
Portfolio Manager	Registered Investment Companies (other than the Fund)	Registered Investment Companies Subject to Performance-Based Advisory Fees	Other Pooled Investment Vehicles	Other Pooled Investment Vehicles Subject to Performance-Based Advisory Fees	Other Accounts	Other Accounts Subject to Performance-Based Advisory Fees
Patrick W. Galley	Number: 10 Assets: $3,074,883,147	Number: 0 Assets: $0	Number: 4 Assets: $462,195,957	Number: 4 Assets: $462,195,957	Number: 2 Assets: $24,147,724	Number: 1 Assets: $23,031,552
Stephen O’Neill	Number: 9 Assets: $2,855,197,114	Number:0 Assets: $0	Number: 3 Assets: $386,646,402	Number: 3 Assets: $386,646,402	Number: 2 Assets: $24,147,724	Number: 1 Assets: $23,031,552
Robert DiMella	Number: 12 Assets: $15,815,975,437	Number: 0 Assets: $0	Number: 7 Assets: $7,767,560,369	Number: 2 Assets: $185,594,568	Number: 61 Assets: $16,944,756,937	Number: 0 Assets: $0
John Loffredo	Number: 12 Assets: $15,815,975,437	Number: 0 Assets: $0	Number: 7 Assets: $7,767,560,369	Number: 2 Assets: $185,594,568	Number: 61 Assets: $16,944,756,937	Number: 0 Assets: $0
Michael Petty	Number: 12 Assets: $15,815,975,437	Number: 0 Assets: $0	Number: 7 Assets: $7,767,560,369	Number: 2 Assets: $185,594,568	Number: 61 Assets: $16,944,756,937	Number: 0 Assets: $0
Scott Sprauer	Number: 12 Assets: $15,815,975,437	Number: 0 Assets: $0	Number: 7 Assets: $7,767,560,369	Number: 2 Assets: $185,594,568	Number: 61 Assets: $16,944,756,937	Number: 0 Assets: $0
David Dowden	Number: 12 Assets: $15,815,975,437	Number: 0 Assets: $0	Number: 7 Assets: $7,767,560,369	Number: 2 Assets: $185,594,568	Number: 61 Assets: $16,944,756,937	Number: 0 Assets: $0
Robert Burke	Number: 1 Assets: $129,839,115	Number: 0 Assets: $0	Number: 7 Assets: $7,767,560,369	Number: 2 Assets: $185,594,568	Number: 61 Assets: $16,944,756,937	Number: 0 Assets: $0

(a)(3) Compensation of Portfolio Managers and Material Conflicts of Interest

Adviser Compensation

Mr. Galley’s and Mr. O’Neill’s total compensation includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives. The performance bonus reflects individual performance of the funds managed by the portfolio managers and the performance of the Adviser’s business as a whole. Mr. Galley and Mr. O’Neill also participate in a 401K program on the same basis as other officers of the Adviser.

Subadviser Compensation

The Subadviser establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional talent. Incentives are paid annually to the firm’s employees based upon an individual’s performance and the profitability of the firm, and in some instances may be fixed and guaranteed for a period of time. Incentive bonuses (both cash and deferred) are an integral portion of total compensation at MacKay Shields and vary based upon an individual’s role, responsibility and performance. A significant percentage of the compensation program for the Fund’s portfolio managers is incentive based.

The Subadviser has a phantom equity program and awards are an integral component of the firm’s compensation structure. Awards vest and pay out after several years. Thus, eligible professionals share in the results and success of the firm.

The compensation received by portfolio managers is generally based on both quantitative and qualitative factors. The quantitative factors may include: (i) investment performance; (ii) assets under management; (iii) revenues and profitability; and (iv) industry benchmarks. The qualitative factors may include, among others, leadership, adherence to the firm’s policies and procedures, and contribution to the firm’s goals and objectives.

To the extent that an increase in the size of the Fund or another account managed by a portfolio manager has a positive impact on revenues/profitability, a portfolio manager’s compensation may also increase. There is no difference between the method used in determining portfolio managers’ compensation with respect to the Fund and other accounts they manage. The Subadviser does not believe the compensation structure provides an incentive for an employee who provides services to the Fund to take undue risks in managing the assets of the Fund.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts, among others:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Another potential conflict of interest may arise where another account has the same or similar investment objective as the Fund, whereby the portfolio manager could favor one account over another.

With respect to securities transactions for the Fund, the Adviser or Subadviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Further, a potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.

The management of personal accounts also may give rise to potential conflicts of interest. Although a portfolio manager generally does not trade securities in his or her own personal account, the Adviser, the Subadviser and the Fund have each adopted a code of ethics that, among other things, permits personal trading by employees (including trading in securities that can be purchased, sold or held by the Fund) under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of the Adviser or Subadviser invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Adviser or Subadviser or result in the Adviser or Subadviser receiving material, non-public information, or the Adviser or Subadviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if the Adviser or Subadviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients. When making investment decisions where a conflict of interest may arise, the Adviser and Subadviser will endeavor to act in a fair and equitable manner between the Fund and other clients; however, in certain instances the resolution of the conflict may result in the Adviser or Subadviser acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

The Adviser and Subadviser have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

The Underlying Funds in which the Fund invests will not include those that are advised or subadvised by the Adviser, the Subadviser or their affiliates.

(a)(4) Portfolio Manager Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the portfolio managers of the Fund as of June 30, 2019.

Name of Portfolio Manager	Dollar Range of Equity Securities of the Fund
Patrick W. Galley	$100,001-$500,000
Stephen O’Neill	$100,001-$500,000
Robert DiMella	$100,001-$500,000
John Loffeddo	None
Michael Petty	None
Scott Sprauer	$10,001-$50,000
David Dodwen	None
Robert Burke	None

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable, due to no such purchases occurring during the period covered by this report.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors of the Registrant.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13.	Exhibits.

(a)(1)	Code of ethics that is subject to Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act (17 CFR 30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act (17 CFR 30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

(c)	The Proxy Voting Policies and Procedures are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Rivernorth Opportunistic Municipal Income Fund, Inc.

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President

Date:	September 9, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President

Date:	September 9, 2019

By:	/s/ Jonathan M. Mohrhardt
Name:	Jonathan M. Mohrhardt
Title:	Treasurer and Chief Financial Officer

Date:	September 9, 2019